SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          Form 8-K

                       CURRENT REPORT


            PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  November 4, 1997


                    OSHKOSH B'GOSH, INC.
   (Exact name of Registrant as specified in its charter)


     Delaware                    0-13365                    39-0519915
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
 of incorporation)                                       Identification No.)


                      112 Otter Avenue
                  Oshkosh, Wisconsin  54901
    (Address of principal executive offices)  (Zip Code)

  Registrant's telephone number, including area code: (920) 231-8800


    (Former name or former address, if changed since last report)


Item 8.  Change in Fiscal Year


At its November 4, 1997 Board meeting, the Board of
Directors of OshKosh B'Gosh, Inc. approved a change in its fiscal year from a calendar year to a 52-53 week year ending on the Saturday closest to December 31, beginning in 1998.

Each quarter will consist of a 13-week period ending on a Saturday. For 1998, the quarter end dates will be April 4, July 4, October 3, and January 2, 1999. Since this change in fiscal year consists only of a change from the last day of December to a 52-53 week year ending in the same month, additional filing of financial information on Form 10-Q for a transition period is not required.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         OSHKOSH B'GOSH, INC.



Date:  November 12, 1997       By: /S/ David L. Omachinski
                                   Vice President-Finance, Treasurer
                                   and Chief Financial Officer